Enterprise Accumulation Trust

EQ Advisors Trust

Supplement dated May 14, 2004 to

Combined Proxy Statement and Prospectus dated May 11, 2004

Reference is made to the above-referenced Proxy Statement/Prospectus. This supplement should be read in conjunction with the Proxy Statement/Prospectus. All capitalized terms used herein have the same meanings as in the Proxy Statement/Prospectus.

Please note that the above Proxy Statement/Prospectus contains an inadvertent typographical error in the section entitled “Reasons for the Reorganization” on page 31, indicating incorrectly that Enterprise Capital would serve as the investment manager for the EQ Portfolios. As correctly reflected in other parts of the Proxy Statement/Prospectus, it is anticipated that as a result of the proposed reorganizations of the Enterprise Portfolios into the EQ Portfolios, Equitable, rather than Enterprise Capital, would serve as the investment manager for the EQ Portfolios.

Accordingly, the second paragraph of the section entitled “Reasons for the Reorganizations” should read as follows in its entirety (revised language appears in italics):

Reasons for the Reorganizations

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The Enterprise Board considered the Reorganizations beginning in December 2003. At meetings held on December 15, 2003 and January 13, 2004, representatives of Enterprise Capital and Equitable provided, and the Enterprise Board reviewed, detailed information about the proposed Reorganizations. Enterprise Capital and Equitable noted that the investment objectives, policies and strategies of each Enterprise Portfolio and the corresponding EQ Portfolio would be substantially identical. Equitable then noted that it rather than Enterprise Capital would serve as the investment manager for the EQ Portfolios and that the current Sub-Adviser for each Enterprise Portfolio would serve as the Sub-Adviser to the corresponding EQ Portfolio. Equitable described, and the Enterprise Board considered, various factors relating to Equitable’s management of the EQ Portfolios, including: (a) the terms of the Investment Management Agreement between Equitable and the EQ Trust, including the investment management fees that would be paid by the EQ Portfolios thereunder; (b) Equitable’s financial condition and resources; (c) the nature and quality of investment management services to be provided by Equitable to the EQ Portfolios; (d) Equitable’s favorable history, reputation, qualifications and background, and its significant commitment of personnel and resources to support the investment management services provided to the EQ Trust; (e) the sophistication of the investment evaluation and monitoring process used by Equitable on behalf of the EQ Trust; (f) Equitable’s experience as a “manager of managers” for three registered investment companies; and (g) the historical investment performance of other portfolios managed by Equitable.

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